Schedule of Investments PIMCO High Income Fund	September 30, 2024 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 106.8% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 22.1%
AI Silk Midco Ltd. 8.351% (Euribor 6MO + 5.000%) due 03/04/2031 ~	EUR	900	$999
Altice France SA 10.801% (TSFR3M + 5.500%) due 08/15/2028 ~		$3,092	2,327
AP Core Holdings LLC 10.460% due 09/01/2027		8,204	7,528
Cohesity
TBD% due 03/08/2031 «µ		909	909
TBD% due 03/08/2031 «		8,600	8,600
ConnectWise LLC 8.365% due 09/29/2028		898	898
CoreWeave Compute Acquisition Co. LLC TBD% (TSFR3M + 6.000%) due 05/16/2029 «~µ		10,800	10,806
Diamond Sports Group LLC TBD% due 05/25/2026 «		6,176	5,135
Envision Healthcare Corp. 13.203% due 11/03/2028 «		11,349	11,746
Forward Air Corp. 9.752% due 12/19/2030		400	398
Gateway Casinos & Entertainment Ltd.
12.531% due 10/18/2027	CAD	1,583	1,188
13.221% due 10/15/2027		$7,255	7,364
iHeartCommunications, Inc. 8.210% due 05/01/2026		490	424
J & J Ventures Gaming LLC 9.960% (TSFR1M + 5.000%) due 04/26/2028 «~		1,270	1,270
JetBlue Airways Corp. 10.517% - 13.000% (PRIME + 4.500%) due 08/27/2029 ~		3,100	3,043
Lealand Finance Co. BV 7.960% due 06/30/2027		105	57
Lealand Finance Co. BV (5.969% Cash and 3.000% PIK) 8.969% due 12/31/2027 (c)		567	217
Modena Buyer LLC 9.104% due 07/01/2031		3,100	2,975
MPH Acquisition Holdings LLC 9.569% due 09/01/2028		7,170	5,438
Nvent Thermal LLC TBD% due 09/12/2031		600	600
Poseidon Bidco SASU 8.345% (Euribor 3MO + 5.000%) due 03/13/2030 ~	EUR	3,000	2,590
Promotora de Informaciones SA 8.898% (Euribor 3MO + 5.220%) due 12/31/2026 ~		11,661	12,873
Promotora de Informaciones SA (6.648% Cash and 5.000% PIK) 11.648% (Euribor 3MO + 2.970%) due 06/30/2027 «~(c)		348	370
Raising Cane's Restaurants LLC 7.014% due 09/18/2031		$500	501
Steenbok Lux Finco 2 SARL 10.000% due 06/30/2026	EUR	25,034	9,288
Subcalidora 2 SARL 9.095% (Euribor 3MO + 5.750%) due 08/14/2029 «~		7,000	7,636
Syniverse Holdings, Inc. 11.604% due 05/13/2027		$19,441	19,249
TransDigm, Inc. 7.320% (PRIME + 1.500%) due 01/19/2032 ~		2,200	2,194
U.S. Renal Care, Inc. 9.960% due 06/20/2028		21,277	19,479
Unicorn Bay 13.000% due 12/31/2026 «	HKD	52,929	6,851
Upfield BV 8.178% (Euribor 6MO + 4.500%) due 01/03/2028 ~	EUR	2,900	3,230
Veritas U.S., Inc. 9.960% due 09/01/2025		$3,887	3,658
Wesco Aircraft Holdings, Inc. 13.445% (TSFR3M + 8.600%) due 10/31/2024 «~		6,727	7,200
Westmoreland Mining Holdings LLC 8.000% due 03/15/2029		2,739	1,794

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2024 (Unaudited)

WindstreamServices LLC 11.195% due 09/21/2027		2,598	2,603

Total Loan Participations and Assignments (Cost $179,341)			171,438

CORPORATE BONDS & NOTES 40.3%
BANKING & FINANCE 9.9%
Adler Financing SARL 12.500% due 12/31/2028 (c)	EUR	5,777	6,703
Alamo Re Ltd. 15.796% (T-BILL 1MO + 11.250%) due 06/08/2026 ~		$300	316
Alliant Holdings Intermediate LLC
6.500% due 10/01/2031 (k)		1,900	1,922
7.375% due 10/01/2032 (k)		1,800	1,827
Armor Holdco, Inc. 8.500% due 11/15/2029 (k)		1,900	1,826
Atlantic Marine Corps Communities LLC 5.383% due 02/15/2048 (k)		4,060	3,385
Banca Monte dei Paschi di Siena SpA 8.000% due 01/22/2030 •	EUR	830	933
Banco Bilbao Vizcaya Argentaria SA 6.033% due 03/13/2035 •(k)		$800	849
Barclays PLC
6.224% due 05/09/2034 •		1,320	1,423
6.692% due 09/13/2034 •(k)		700	779
7.437% due 11/02/2033 •		2,112	2,439
BOI Finance BV 7.500% due 02/16/2027 (k)	EUR	3,300	3,485
BPCE SA 7.003% due 10/19/2034 •(k)		$2,500	2,801
CaixaBank SA 6.840% due 09/13/2034 •(k)		500	558
Cape Lookout Re Ltd. 12.546% (T-BILL 1MO + 8.000%) due 04/05/2027 ~		900	920
Claveau Re Ltd. 21.796% (T-BILL 3MO + 17.250%) due 07/08/2028 ~		934	654
Credit Suisse AG AT1 Claim		600	77
Deutsche Bank AG
4.999% due 09/11/2030 •		200	201
5.403% due 09/11/2035 •		200	201
East Lane Re Ltd. 13.796% (T-BILL 3MO + 9.250%) due 03/31/2026 ~		250	251
Everglades Re II Ltd.
15.046% (T-BILL 1MO + 10.500%) due 05/13/2031 ~		400	418
16.046% (T-BILL 1MO + 11.500%) due 05/13/2031 ~		400	417
17.296% (T-BILL 1MO + 12.750%) due 05/13/2031 ~		400	418
GSPA Monetization Trust 6.422% due 10/09/2029		3,535	3,564
Hestia Re Ltd. 14.626% (T-BILL 1MO + 10.080%) due 04/22/2025 ~		939	878
Hudson Pacific Properties LP 5.950% due 02/15/2028		100	92
Integrity Re Ltd.
21.546% (T-BILL 1MO + 17.000%) due 06/08/2026 ~		450	478
27.546% (T-BILL 1MO + 23.000%) due 06/08/2026 ~		450	483
Intesa Sanpaolo SpA
6.625% due 06/20/2033 (k)		3,600	3,938
7.200% due 11/28/2033 (k)		2,400	2,735
Kennedy Wilson Europe Real Estate Ltd. 3.250% due 11/12/2025	EUR	500	538
Long Walk Reinsurance Ltd. 14.296% (T-BILL 3MO + 9.750%) due 01/30/2031 ~		$800	816
Polestar Re Ltd.
15.046% (T-BILL 3MO + 10.500%) due 01/07/2028 ~		300	300
17.796% (T-BILL 3MO + 13.250%) due 01/07/2027 ~		900	930
Sanders Re Ltd. 17.546% (T-BILL 3MO + 13.000%) due 04/09/2029 ~		1,545	1,371
Santander Holdings USA, Inc. 5.353% due 09/06/2030 •(k)		700	708
Service Properties Trust
8.375% due 06/15/2029 (k)		1,400	1,400
8.875% due 06/15/2032 (k)		1,600	1,530
Societe Generale SA 6.691% due 01/10/2034 •		1,200	1,300
SVB Financial Group
1.800% due 02/02/2031 ^(d)		1,375	805
2.100% due 05/15/2028 ^(d)		200	117
3.125% due 06/05/2030 ^(d)		200	117
3.500% due 01/29/2025 ^(d)		100	58
4.345% due 04/29/2028 ^(d)		600	351
4.570% due 04/29/2033 ^(d)		1,800	1,055
Synchrony Financial 5.935% due 08/02/2030 •(k)		1,900	1,953

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2024 (Unaudited)

Titanium2l Bondco SARL 6.250% due 01/14/2031 (c)	EUR	8,545	2,683
Torrey Pines Re Ltd.
10.602% (T-BILL 1MO + 6.000%) due 06/07/2032 ~		$250	258
11.852% (T-BILL 1MO + 7.250%) due 06/07/2032 ~		250	258
Uniti Group LP
4.750% due 04/15/2028 (k)		2,800	2,600
6.000% due 01/15/2030 (k)		8,363	7,143
6.500% due 02/15/2029 (k)		3,100	2,695
Ursa Re Ltd. 13.796% (T-BILL 3MO + 9.250%) due 12/07/2028 ~		1,000	1,045
Voyager Aviation Holdings LLC 8.500% due 05/09/2026 ^«(d)		3,327	0
Winston RE Ltd. 16.296% (T-BILL 3MO + 11.750%) due 02/26/2031 ~		700	736
Yosemite Re Ltd. 15.197% (T-BILL 3MO + 10.595%) due 06/06/2025 ~		840	877

			76,615

INDUSTRIALS 25.6%
Altice France Holding SA
8.000% due 05/15/2027	EUR	6,700	2,331
10.500% due 05/15/2027		$5,300	1,838
Altice France SA
3.375% due 01/15/2028	EUR	2,000	1,581
5.125% due 01/15/2029		$600	422
5.125% due 07/15/2029		3,665	2,581
5.500% due 01/15/2028		1,200	874
5.500% due 10/15/2029		1,200	842
8.125% due 02/01/2027		1,000	818
Avis Budget Car Rental LLC 8.250% due 01/15/2030 (k)		900	921
Azelis Finance NV 4.750% due 09/25/2029	EUR	500	567
Boeing Co. 6.298% due 05/01/2029 (k)		$1,100	1,158
Carvana Co. (11.000% Cash and 13.000% PIK) 24.000% due 06/01/2030 (c)		3,150	3,376
Carvana Co. (14.000% PIK) 14.000% due 06/01/2031 (c)		6,850	7,952
Cimpress PLC 7.375% due 09/15/2032		300	303
Connect Finco SARL 9.000% due 09/15/2029		1,200	1,163
Directv Financing LLC 5.875% due 08/15/2027 (k)		1,600	1,572
DISH DBS Corp.
5.250% due 12/01/2026		6,650	6,158
5.750% due 12/01/2028		12,450	10,901
Ecopetrol SA 8.375% due 01/19/2036 (k)		260	266
Exela Intermediate LLC (5.750% Cash and 5.750% PIK) 11.500% due 04/15/2026 (c)		112	19
Ford Motor Co. 7.700% due 05/15/2097 (k)		8,045	8,773
General Shopping Investments Ltd. 16.883% due 03/20/2025 (i)		2,500	198
GN Bondco LLC 9.500% due 10/15/2031 (k)		6,600	6,953
Gulfport Energy Corp. 6.750% due 09/01/2029		400	405
HCA, Inc. 7.500% due 11/15/2095 (k)		1,746	2,000
Incora 1.000% due 11/15/2026 ^«(d)		162	136
Intelsat Jackson Holdings SA 6.500% due 03/15/2030 (k)		16,312	15,648
Inter Media & Communication SpA 6.750% due 02/09/2027 (k)	EUR	3,272	3,701
JetBlue Airways Corp. 9.875% due 09/20/2031 (k)		$8,483	8,943
LABL, Inc. 8.625% due 10/01/2031 (b)		800	795
LD Celulose International GmbH 7.950% due 01/26/2032 (b)		300	308
LifePoint Health, Inc. 11.000% due 10/15/2030 (k)		2,900	3,276
Matador Resources Co. 6.250% due 04/15/2033		500	493
Mativ Holdings, Inc. 8.000% due 10/01/2029 (b)		500	511
New Albertsons LP 6.570% due 02/23/2028		4,021	4,008
Newfold Digital Holdings Group, Inc.
6.000% due 02/15/2029 (k)		1,200	805

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2024 (Unaudited)

11.750% due 10/15/2028 (k)		500	493
Nissan Motor Co. Ltd. 4.810% due 09/17/2030 (k)		8,700	8,247
Noble Finance LLC 8.000% due 04/15/2030 (k)		1,000	1,032
OEG Finance PLC 7.250% due 09/27/2029	EUR	1,900	2,157
Performance Food Group, Inc. 6.125% due 09/15/2032		$600	614
Perrigo Finance Unlimited Co.
5.375% due 09/30/2032	EUR	600	681
6.125% due 09/30/2032		$500	504
Petroleos Mexicanos
6.700% due 02/16/2032 (k)		1,663	1,492
6.750% due 09/21/2047 (k)		1,098	787
6.840% due 01/23/2030 (k)		1,100	1,019
8.750% due 06/02/2029 (k)		1,257	1,273
Phinia, Inc. 6.625% due 10/15/2032		400	404
Prime Healthcare Services, Inc. 9.375% due 09/01/2029 (k)		3,000	3,097
Rivian Holdings LLC 11.359% due 10/15/2026 •		1,200	1,215
Royal Caribbean Cruises Ltd. 5.625% due 09/30/2031		800	811
Service Corp. International 5.750% due 10/15/2032		900	907
Thames Water Utilities Finance PLC 6.500% due 02/09/2032	GBP	100	99
Topaz Solar Farms LLC
4.875% due 09/30/2039 (k)		$1,930	1,747
5.750% due 09/30/2039		5,418	5,390
TransDigm, Inc. 6.000% due 01/15/2033 (k)		2,200	2,233
U.S. Renal Care, Inc. 10.625% due 06/28/2028		1,001	878
Univision Communications, Inc. 8.500% due 07/31/2031		1,800	1,806
Vale SA 0.000% due 12/29/2049 ~(i)	BRL	120,000	7,379
Venture Global LNG, Inc.
9.500% due 02/01/2029 (k)		$2,909	3,279
9.875% due 02/01/2032 (k)		2,280	2,535
Viridien
7.750% due 04/01/2027	EUR	1,400	1,543
8.750% due 04/01/2027 (k)		$7,789	7,597
Wayfair LLC 7.250% due 10/31/2029 (b)		400	411
Wesco Aircraft Holdings, Inc. 10.500% due 11/15/2026 ^«(d)		662	558
Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK) 10.500% due 11/15/2026 ^«(c)(d)		27,010	22,751
Windstream Escrow LLC 7.750% due 08/15/2028		9,423	9,439
Yinson Boronia Production BV 8.947% due 07/31/2042		1,400	1,499
YPF SA 8.750% due 09/11/2031		1,900	1,930

			198,403

UTILITIES 4.8%
Centrais Eletricas Brasileiras SA 6.500% due 01/11/2035 (k)		1,100	1,105
FIEMEX Energia - Banco Actinver SA Institucion de Banca Multiple 7.250% due 01/31/2041		800	835
FORESEA Holding SA 7.500% due 06/15/2030 (k)		3,000	2,877
NGD Holdings BV 6.750% due 12/31/2026		747	556
Oi SA (10.000% Cash or 6.000% PIK) 10.000% due 06/30/2027 (c)		12,372	10,764
Oi SA (8.500% PIK) 8.500% due 12/31/2028 (c)		27,280	2,728
Pacific Gas & Electric Co.
4.000% due 12/01/2046 (k)		600	478
4.450% due 04/15/2042 (k)		1,203	1,048
4.750% due 02/15/2044 (k)		4,576	4,088
Pampa Energia SA 7.950% due 09/10/2031 (k)		1,900	1,932
Peru LNG SRL 5.375% due 03/22/2030		7,975	7,362

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2024 (Unaudited)

QwestCorp. 7.375% due 05/01/2030	5,130	3,537

		37,310

Total Corporate Bonds & Notes (Cost $343,072)		312,328

CONVERTIBLE BONDS & NOTES 0.5%
INDUSTRIALS 0.5%
DISH Network Corp. 3.375% due 08/15/2026	5,100	4,130

Total Convertible Bonds & Notes (Cost $5,100)		4,130

MUNICIPAL BONDS & NOTES 3.8%
DISTRICT OF COLUMBIA 1.4%
District of Columbia Revenue Bonds, Series 2011 7.625% due 10/01/2035	9,740	11,133

MICHIGAN 0.2%
Detroit, Michigan General Obligation Bonds, Series 2014 4.000% due 04/01/2044	2,300	1,837

PUERTO RICO 0.2%
Commonwealth of Puerto Rico Bonds, Series 2022 0.000% due 11/01/2051	2,297	1,505

TEXAS 1.1%
El Paso Downtown Development Corp., Texas Revenue Bonds, Series 2013 7.250% due 08/15/2043	7,285	8,321

WEST VIRGINIA 0.9%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (g)	66,200	6,516

Total Municipal Bonds & Notes (Cost $28,603)		29,312

U.S. GOVERNMENT AGENCIES 1.9%
Fannie Mae
0.705% due 07/25/2050 •(a)(k)	2,931	397
3.500% due 09/25/2027 (a)	40	1
4.000% due 06/25/2050 (a)(k)	1,835	345
10.000% due 01/25/2034 •(k)	106	112
Freddie Mac
0.643% due 07/15/2035 •(a)	377	31
0.705% due 06/25/2050 •(a)(k)	3,094	399
0.743% due 02/15/2042 •(a)	549	40
1.683% due 08/15/2036 •(a)	205	31
2.087% due 05/15/2033 •	19	19
5.000% due 06/15/2033 ~(a)	422	45
6.155% due 11/25/2055 «~	12,927	8,792
14.595% due 10/25/2027 •	4,289	4,473
Ginnie Mae
3.500% due 06/20/2042 (a)	31	4
3.500% due 03/20/2043 (a)(k)	425	76
4.500% due 07/20/2042 (a)	66	7
5.000% due 09/20/2042 (a)	118	15
Uniform Mortgage-Backed Security, TBA 3.000% due 10/01/2054	100	90

Total U.S. Government Agencies (Cost $15,930)		14,877

NON-AGENCY MORTGAGE-BACKED SECURITIES 11.9%
Adjustable Rate Mortgage Trust 5.309% due 05/25/2036 •	2,988	1,237
Atrium Hotel Portfolio Trust
6.824% due 06/15/2035 •	2,600	2,598
6.894% due 12/15/2036 •	5,500	5,339
Banc of America Alternative Loan Trust
0.631% due 06/25/2046 •(a)	2,147	155
1.671% due 06/25/2037 •(a)	1,894	250
5.329% due 06/25/2037 •	1,744	1,234
Banc of America Funding Trust
6.000% due 07/25/2037	265	223
6.250% due 10/26/2036	3,747	1,465
Banc of America Mortgage Trust 4.859% due 02/25/2036 ~	5	4
BCAP LLC Trust
4.485% due 03/26/2037 þ	1,135	1,728
6.000% due 05/26/2037 ~	4,165	1,922

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2024 (Unaudited)

BenchmarkMortgage Trust 3.555% due 08/15/2052 ~		1,500	1,480
Braemar Hotels & Resorts Trust 7.669% due 06/15/2035 •		1,600	1,572
CALI Mortgage Trust 3.957% due 03/10/2039 (k)		3,600	3,352
CD Mortgage Trust 5.688% due 10/15/2048		116	109
Chase Mortgage Finance Trust
4.815% due 12/25/2035 ~		6	6
4.922% due 09/25/2036 ~		32	26
Citigroup Commercial Mortgage Trust 5.590% due 12/10/2049 ~		1,641	1,037
Citigroup Mortgage Loan Trust
5.241% due 07/25/2037 ~		52	46
5.602% due 11/25/2035 ~		9,076	4,761
6.500% due 09/25/2036		2,116	1,109
Colony Mortgage Capital Ltd.
7.258% due 11/15/2038 •		1,700	1,598
7.954% due 11/15/2038 •		1,300	1,136
Countrywide Alternative Loan Trust
0.031% due 04/25/2035 •(a)		1,768	94
4.712% due 02/25/2037 ~		73	64
5.469% due 12/25/2046 •		1,411	1,173
6.000% due 02/25/2037		4,007	1,623
6.250% due 12/25/2036 •		2,119	941
6.500% due 06/25/2036		593	279
Countrywide Home Loan Mortgage Pass-Through Trust
0.381% due 12/25/2036 •(a)		1,652	135
4.502% due 09/20/2036 ~		193	171
4.844% due 09/25/2047 ~		14	13
Credit Suisse First Boston Mortgage Securities Corp. 6.000% due 01/25/2036		1,262	760
Credit Suisse Mortgage Capital Mortgage-Backed Trust
3.431% due 11/10/2032		1,200	961
9.794% due 07/15/2032 •		950	928
DBGS Mortgage Trust 7.511% due 10/15/2036 •		2,760	2,245
Eurosail PLC
6.449% due 06/13/2045 •	GBP	3,347	3,637
9.099% due 06/13/2045 •		988	1,096
Freddie Mac 13.080% due 11/25/2041 •		$2,300	2,497
GS Mortgage Securities Corp. Trust 8.497% due 08/15/2039 •		1,200	1,203
HarborView Mortgage Loan Trust
4.067% due 08/19/2036 ~		81	70
6.031% due 08/19/2036 ~		1	1
Hilton USA Trust 2.828% due 11/05/2035		900	775
IM Pastor Fondo de Titluzacion Hipotecaria 3.595% due 03/22/2043 •	EUR	2,000	1,955
JP Morgan Alternative Loan Trust 4.136% due 03/25/2037 ~		$2,581	2,068
JP Morgan Chase Commercial Mortgage Securities Trust
6.744% due 11/15/2035 •		1,300	1,118
6.961% due 03/15/2036 •		1,750	965
7.094% due 11/15/2035 •		600	473
JP Morgan Mortgage Trust
1.651% due 01/25/2037 •(a)		13,225	2,274
4.231% due 07/27/2037 ~		3,914	3,356
Lehman XS Trust 5.409% due 06/25/2047 •		1,164	1,154
Morgan Stanley Bank of America Merrill Lynch Trust 3.708% due 05/15/2046 ~		712	662
Natixis Commercial Mortgage Securities Trust 3.917% due 11/15/2032 ~		3,340	3,023
New Orleans Hotel Trust
6.733% due 04/15/2032 •		1,000	954
8.833% due 04/15/2032 •		1,400	1,314
Nomura Asset Acceptance Corp. Alternative Loan Trust 5.015% due 04/25/2036 ~		2,733	2,375
Nomura Resecuritization Trust 3.746% due 07/26/2035 ~		3,976	3,495
Residential Asset Securitization Trust
5.369% due 01/25/2046 •		165	44
6.250% due 09/25/2037		4,520	1,907
6.500% due 08/25/2036		788	238
SG Commercial Mortgage Securities Trust 2.937% due 03/15/2037		1,400	1,290
Structured Adjustable Rate Mortgage Loan Trust
4.635% due 01/25/2036 ~		91	52
4.791% due 04/25/2047 ~		264	124
Structured Asset Mortgage Investments Trust 5.349% due 07/25/2046 •		4,373	3,453

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2024 (Unaudited)

WaMuMortgage Pass-Through Certificates Trust 3.427% due 05/25/2037 ~		54	43
Washington Mutual Mortgage Pass-Through Certificates Trust
1.711% due 04/25/2037 •(a)		6,694	1,180
6.500% due 03/25/2036		4,051	3,012
WSTN Trust
7.958% due 07/05/2037 ~		1,600	1,676
8.748% due 07/05/2037 ~		1,600	1,659
10.174% due 07/05/2037 ~		1,300	1,328

Total Non-Agency Mortgage-Backed Securities (Cost $97,900)			92,245

ASSET-BACKED SECURITIES 7.1%
ACE Securities Corp. Home Equity Loan Trust 5.249% due 07/25/2036 •		1,471	1,191
Avoca CLO DAC 0.000% due 04/15/2034 ~	EUR	2,150	1,464
Belle Haven ABS CDO Ltd. 8.750% due 07/05/2046 •		$185,947	387
Carlyle Global Market Strategies Euro CLO DAC
0.000% due 04/15/2027 ~	EUR	800	176
0.000% due 01/25/2032 ~		2,200	677
Carlyle U.S. CLO Ltd. 0.000% due 10/15/2031 ~		$4,200	1,238
CIFC Funding Ltd.
0.000% due 04/24/2030 ~		4,000	1,075
0.000% due 10/22/2031 ~		3,000	380
Cork Street CLO DAC 0.000% due 11/27/2028 ~	EUR	700	130
Countrywide Asset-Backed Certificates Trust 5.374% due 09/25/2046 •		$12,517	10,450
CVC Cordatus Loan Fund DAC 0.000% due 04/15/2032 ~	EUR	3,120	1,040
Duke Funding Ltd. 9.140% due 08/07/2033 •		$13,523	1,870
First Franklin Mortgage Loan Trust 5.839% due 06/25/2036 •		3,102	2,884
Glacier Funding CDO Ltd. 8.770% due 08/04/2035 •		6,310	632
Man GLG Euro CLO DAC 0.000% due 10/15/2030 ~	EUR	3,755	169
Marlette Funding Trust
0.000% due 12/15/2028 «(g)		$24	28
0.000% due 04/16/2029 «(g)		7	6
0.000% due 07/16/2029 «(g)		10	28
Merrill Lynch Mortgage Investors Trust 5.289% due 04/25/2037 •		578	293
Morgan Stanley Mortgage Loan Trust
6.376% due 11/25/2036 •		967	363
6.465% due 09/25/2046 þ		6,040	2,055
Pagaya AI Debt Selection Trust 8.491% due 06/16/2031		2,699	2,761
People's Financial Realty Mortgage Securities Trust 5.129% due 09/25/2036 •		19,548	3,642
Renaissance Home Equity Loan Trust
6.998% due 09/25/2037 þ		6,303	2,643
7.238% due 09/25/2037 þ		5,454	2,285
Segovia European CLO DAC 0.000% due 04/15/2035 ~	EUR	1,100	517
Sherwood Funding CDO Ltd. 8.860% due 11/06/2039 •		$31,208	6,152
SLM Student Loan Trust 0.000% due 01/25/2042 «(g)		2	310
SMB Private Education Loan Trust 0.000% due 10/15/2048 «(g)		5	1,146
Specialty Underwriting & Residential Finance Trust 5.944% due 06/25/2036 •		8,070	6,367
Truman Capital Mortgage Loan Trust 9.094% due 01/25/2034 •		2,642	2,588
Washington Mutual Asset-Backed Certificates Trust 5.269% due 05/25/2036 •		129	102

Total Asset-Backed Securities (Cost $121,815)			55,049

SOVEREIGN ISSUES 5.1%
Argentina Government International Bond
0.750% due 07/09/2030 þ		8,658	4,869
1.000% due 07/09/2029		163	106
3.500% due 07/09/2041 þ		9,486	4,345
4.125% due 07/09/2035 þ		8,535	4,009
4.125% due 07/09/2046 þ		115	58
5.000% due 01/09/2038 þ		1,326	699
Dominican Republic Central Bank Notes
13.000% due 12/05/2025	DOP	91,200	1,548
13.000% due 01/30/2026		125,400	2,139

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2024 (Unaudited)

DominicanRepublic International Bond 11.250% due 09/15/2035		79,600	1,458
Egypt Government International Bond 6.375% due 04/11/2031	EUR	300	281
El Salvador Government International Bond
0.250% due 04/17/2030 (a)		$2,900	67
9.250% due 04/17/2030		2,900	2,890
Ghana Government International Bond
6.375% due 02/11/2027 ^(d)		600	315
7.875% due 02/11/2035 ^(d)		600	319
8.750% due 03/11/2061 ^(d)		200	108
Peru Government International Bond
6.900% due 08/12/2037	PEN	1,800	501
6.950% due 08/12/2031		3,500	1,011
Republic of Greece Government International Bond
2.000% due 04/22/2027	EUR	55	61
3.900% due 01/30/2033		122	145
4.000% due 01/30/2037		96	114
4.200% due 01/30/2042		119	142
Romania Government International Bond
5.125% due 09/24/2031		1,700	1,902
5.250% due 05/30/2032		1,000	1,119
5.625% due 05/30/2037		1,000	1,101
6.375% due 09/18/2033		1,100	1,316
Turkey Government International Bond
50.000% due 09/06/2028 ~	TRY	268,206	7,772
51.594% due 05/17/2028 ~		31,100	904
Ukraine Government International Bond
0.000% due 02/01/2030 þ(h)		$40	17
0.000% due 02/01/2034 þ(h)		149	51
0.000% due 02/01/2035 þ(h)		126	55
0.000% due 02/01/2036 þ(h)		105	46
1.750% due 02/01/2034 þ		183	82
1.750% due 02/01/2035 þ		256	111
1.750% due 02/01/2036 þ		293	126
Venezuela Government International Bond
6.000% due 06/30/2049		365	45
8.250% due 10/13/2024 ^(d)		34	5
9.250% due 09/15/2027 ^(d)		452	72

Total Sovereign Issues (Cost $40,068)			39,909

		SHARES
COMMON STOCKS 10.3%
COMMUNICATION SERVICES 2.2%
Clear Channel Outdoor Holdings, Inc.(e)		754,306	1,207
iHeartMedia, Inc. 'A'(e)		178,528	330
iHeartMedia, Inc. 'B'«(e)		138,545	231
Promotora de Informaciones SA 'A'(e)		282,619	102
Syniverse Holdings, Inc.«(j)		2,798,642	2,723
Windstream Units«(e)		537,548	12,475

			17,068

CONSUMER DISCRETIONARY 1.6%
Neiman Marcus Group Ltd. LLC«(e)(j)		90,604	11,900
West Marine«(e)(j)		3,250	21

			11,921

CONSUMER STAPLES 0.0%
Steinhoff International Holdings NV«(e)(j)		27,368,642	0

FINANCIALS 1.5%
Banca Monte dei Paschi di Siena SpA		886,500	5,114
Intelsat Emergence SA«(j)		222,366	6,606

			11,720

HEALTH CARE 4.2%
Amsurg Equity«(e)(j)		603,876	32,566

INDUSTRIALS 0.8%
Drillco Holding Lux SA«(j)		170,549	4,205
Forsea Holding SA«		70,121	1,729
Westmoreland Mining Holdings«(e)(j)		87,552	77

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2024 (Unaudited)

WestmorelandMining LLC«(e)(j)	88,323	375

		6,386

Total Common Stocks (Cost $70,177)		79,661

WARRANTS 0.0%
FINANCIALS 0.0%
Intelsat Emergence SA - Exp. 02/17/2027«	250	0

Total Warrants (Cost $8,992)		0

PREFERRED SECURITIES 3.2%
BANKING & FINANCE 3.2%
AGFC Capital Trust 7.313% (TSFR3M + 2.012%) due 01/15/2067 ~(k)	27,410,000	17,997
Brighthouse Holdings LLC 6.500% due 07/27/2037 þ(i)	70,000	65
Compeer Financial ACA 4.875% due 08/15/2026 •(i)	2,100,000	2,037
OCP CLO Ltd. 0.000% due 04/26/2036 ~	8,700	4,244
Stichting AK Rabobank Certificaten 6.500% due 12/29/2049 þ(i)	668,475	849
SVB Financial Group
4.000% due 05/15/2026 ^(d)(i)	200,000	1
4.250% due 11/15/2026 ^(d)(i)	100,000	0
4.700% due 11/15/2031 ^(d)(i)	188,000	0

Total Preferred Securities (Cost $21,248)		25,193

REAL ESTATE INVESTMENT TRUSTS 0.6%
REAL ESTATE 0.6%
Uniti Group, Inc.	193,839	1,093
VICI Properties, Inc.	95,221	3,172

Total Real Estate Investment Trusts (Cost $1,509)		4,265

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 0.0%
U.S. TREASURY BILLS 0.0%
4.611% due 10/03/2024 - 12/19/2024 (f)(g)(n)	$293	290

Total Short-Term Instruments (Cost $290)		290

Total Investments in Securities (Cost $934,045)		828,697

	SHARES
INVESTMENTS IN AFFILIATES 12.1%
SHORT-TERM INSTRUMENTS 12.1%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 12.1%
PIMCO Short-Term Floating NAV Portfolio III	9,619,537	93,665

Total Short-Term Instruments (Cost $93,592)		93,665

Total Investments in Affiliates (Cost $93,592)		93,665

Total Investments 118.9% (Cost $1,027,637)		$922,362
Financial Derivative Instruments(l)(m)0.0%(Cost or Premiums, net $46,182)		119
Auction-Rate Preferred Shares (0.2)%		(1,675)
Other Assets and Liabilities, net (18.7)%		(144,987)

Net Assets Applicable to Common Shareholders 100.0%		$775,819

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2024 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^					Security is in default.
«					Security valued using significant unobservable inputs (Level 3).
µ					All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ					Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)					Security is an Interest Only ("IO") or IO Strip.
(b)					When-issued security.
(c)					Payment in-kind security.
(d)					Security is not accruing income as of the date of this report.
(e)					Security did not produce income within the last twelve months.
(f)					Coupon represents a weighted average yield to maturity.
(g)					Zero coupon security.
(h)					Security becomes interest bearing at a future date.
(i)					Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)					RESTRICTED SECURITIES:
Issuer Description		Acquisition Date		Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders

Amsurg Equity		11/02/2023 - 11/06/2023		$25,233	$32,566	4.20%
Drillco Holding Lux SA		06/08/2023		3,411	4,205	0.54
Intelsat Emergence SA		06/19/2017 - 02/23/2024		15,920	6,606	0.85
Neiman Marcus Group Ltd. LLC		09/25/2020		2,917	11,900	1.54
Steinhoff International Holdings NV		06/30/2023 - 10/30/2023		0	0	0.00
Syniverse Holdings, Inc.		05/12/2022 - 05/31/2024		2,755	2,723	0.35
West Marine		09/12/2023		47	21	0.00
Westmoreland Mining Holdings		07/11/2016 - 10/19/2016		2,141	77	0.01
Westmoreland Mining LLC		06/30/2023		585	375	0.05

				$53,009	$58,473	7.54%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		AmountcBorrowed(1)	Payable for Reverse Repurchase Agreements

BMO	5.190%	09/23/2024	11/20/2024		$(4,516)	$(4,521)
BPS	3.720	09/18/2024	TBD(2)	EUR	(2,952)	(3,290)
BRC	4.000	09/20/2024	TBD(2)		$(647)	(648)
BYR	5.340	07/23/2024	11/20/2024		(2,117)	(2,141)
CDC	5.260	09/16/2024	01/14/2025		(1,797)	(1,801)
	5.390	09/16/2024	01/14/2025		(10,423)	(10,448)
	5.390	09/23/2024	01/21/2025		(18,147)	(18,169)
	5.510	09/30/2024	01/21/2025		(1,468)	(1,469)
	5.680	07/23/2024	10/23/2024		(2,878)	(2,910)
	5.690	09/09/2024	01/07/2025		(2,754)	(2,764)
	5.800	07/26/2024	10/28/2024		(3,218)	(3,253)
DEU	5.150	09/20/2024	TBD(2)		(19,434)	(19,465)
	5.150	09/23/2024	TBD(2)		(15,722)	(15,740)
	5.500	09/12/2024	12/10/2024		(23,165)	(23,233)
IND	5.400	09/18/2024	12/17/2024		(4,196)	(4,205)
	5.410	09/18/2024	12/17/2024		(949)	(950)

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2024 (Unaudited)

				5.720			09/03/2024	12/02/2024	(1,001)		(1,005)
				5.750			09/03/2024	12/02/2024	(1,145)		(1,150)
JML				4.000			09/20/2024	TBD(2)	(799)		(800)
RCY				5.650			09/09/2024	10/07/2024	(1,087)		(1,090)
SOG				5.750			07/09/2024	10/09/2024	(6,355)		(6,440)
				5.750			09/23/2024	10/09/2024	(657)		(657)
				5.870			07/09/2024	10/09/2024	(5,093)		(5,163)
				5.870			07/10/2024	10/09/2024	(4,353)		(4,412)
TDM				5.150			09/19/2024	12/18/2024	(3,086)		(3,091)
UBS				3.756			09/24/2024	12/20/2024	EUR	(2,765)	(3,080)

Total Reverse Repurchase Agreements											$(141,895)

(k)	Securities with an aggregate market value of $163,405 and cash of $42 have been pledged as collateral under the terms of master agreements as of September 30, 2024.
(1)

The average amount of borrowings outstanding during the period ended September 30, 2024 was $(112,237) at a weighted average interest rate of 5.662%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(l)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
INTEREST RATE SWAPS
										Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Pay	1-Day GBP-SONIO Compounded-OIS	4.000%	Annual	09/18/2029	GBP	40,800	$696	$187	$883	$0	$(22)
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032		13,400	1,297	2,199	3,496	1	0
Receive	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033		6,900	768	456	1,224	0	(1)
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		2,700	(7)	1,899	1,892	0	(6)
Receive	1-Day USD-SOFR Compounded-OIS	0.400	Semi-Annual	12/18/2024		$72,000	(99)	866	767	15	0
Receive	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024		27,200	(2)	784	782	6	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2024		370,800	(16,297)	3,919	(12,378)	0	(58)
Receive	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025		13,700	1	393	394	2	0
Receive	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		2,200	1	87	88	3	0
Receive	1-Day USD-SOFR Compounded-OIS	0.850	Semi-Annual	02/01/2027		43,700	253	2,842	3,095	84	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027		112,200	(2,687)	(3,112)	(5,799)	0	(227)
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		23,400	(313)	147	(166)	0	(53)
Receive	1-Day USD-SOFR Compounded-OIS	1.370	Semi-Annual	08/25/2028		27,135	(8)	2,274	2,266	69	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028		89,500	784	(282)	502	0	(227)
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	06/19/2029		79,200	1,112	(2,446)	(1,334)	0	(212)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		76,900	(969)	2,262	1,293	0	(188)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		31,000	(587)	66	(521)	86	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029		53,300	(5,501)	858	(4,643)	0	(148)
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Semi-Annual	12/16/2030		127	0	18	18	0	0
Receive	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031		7,300	427	793	1,220	20	0
Receive	1-Day USD-SOFR Compounded-OIS	1.350	Semi-Annual	02/09/2032		139,800	492	20,392	20,884	390	0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		87,000	4,224	8,811	13,035	244	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		59,500	2,570	4,238	6,808	170	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Semi-Annual	06/19/2044		395,600	59,600	(68,237)	(8,637)	0	(1,379)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	01/15/2050		35,600	(247)	10,414	10,167	100	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/22/2050		55,100	(135)	18,184	18,049	147	0
Receive	1-Day USD-SOFR Compounded-OIS	1.875	Semi-Annual	02/07/2050		42,480	(165)	13,111	12,946	116	0

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2024 (Unaudited)

Pay	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	12/15/2051	29,200	2,061	(10,312)	(8,251)	0	(83)
Receive	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	02/01/2052	223,450	(4,208)	81,597	77,389	598	0
Receive	1-Day USD-SOFR Compounded-OIS	2.750	Annual	06/21/2053	9,700	916	183	1,099	36	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/20/2054	29,000	1,270	(2,140)	(870)	116	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029	EUR	65,500	66	(4,832)	(4,766)	156	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030	24,100	(1,059)	4,335	3,276	0	(88)
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032	3,200	290	243	533	0	(12)
Receive	6-Month EUR-EURIBOR	1.250	Annual	08/19/2049	18,200	76	4,196	4,272	0	(159)
Pay	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050	7,700	1,317	(4,436)	(3,119)	64	0
Receive(1)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052	26,400	424	1,436	1,860	0	(29)

Total Swap Agreements	$46,361	$91,393	$137,754	$2,423	$(2,892)

Cash of $13,836 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2024.
(1)	This instrument has a forward starting effective date.
(m)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	10/2024	BRL	84	$15	$0	$(1)
10/2024	HKD	11,596	1,489	0	(3)
10/2024	$15	BRL	84	0	0
10/2024	439	EUR	393	0	(1)
BPS	10/2024	BRL	3,510	$629	0	(15)
10/2024	EUR	17,254	19,174	9	(41)
10/2024	HKD	41,259	5,297	0	(11)
10/2024	TRY	35,517	1,007	0	(22)
10/2024	$631	BRL	3,510	13	0
10/2024	2,002	EUR	1,793	0	(6)
11/2024	TRY	249,376	$6,760	0	(157)
01/2025	BRL	3,548	631	0	(13)
BRC	10/2024	45	8	0	0
10/2024	GBP	3,715	4,901	0	(66)
10/2024	$8	BRL	45	0	0
10/2024	961	TRY	34,311	33	0
11/2024	13,169	493,504	508	0
02/2025	112	4,530	4	0
CBK	10/2024	EUR	602	$670	0	0
11/2024	610	684	3	0
12/2024	PEN	268	71	0	(2)
DUB	10/2024	BRL	824	146	0	(5)
10/2024	$151	BRL	824	0	0
02/2025	PEN	2,697	$720	0	(6)
FAR	10/2024	$79,440	EUR	71,041	0	(361)
11/2024	EUR	71,041	$79,549	361	0
12/2024	PEN	2,997	789	0	(18)
GLM	10/2024	BRL	176	31	0	(1)
10/2024	DOP	165,044	2,761	19	0
10/2024	$32	BRL	176	0	0
10/2024	641	DOP	38,555	0	0
11/2024	DOP	121,277	$2,007	0	(3)
12/2024	72,859	1,201	0	(3)
JPM	11/2024	$806	TRY	29,794	34	0
02/2025	259	10,421	9	0
05/2025	2,056	90,635	74	0
MBC	10/2024	EUR	1,436	$1,594	0	(4)
10/2024	$793	CAD	1,072	0	(1)
10/2024	4,969	GBP	3,715	0	(2)
11/2024	CAD	1,071	$793	1	0
11/2024	EUR	1,913	2,144	11	0
11/2024	GBP	3,715	4,969	2	0
MYI	10/2024	EUR	55,843	62,236	75	0
SCX	10/2024	CAD	1,072	796	3	0
UAG	02/2025	$99	TRY	4,045	5	0

Total Forward Foreign Currency Contracts	$1,164	$(742)

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2024 (Unaudited)

SWAPAGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
										Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2024(2)		Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

DUB	Eskom «	4.650%	Quarterly	06/30/2029	0.078%		$3,300	$0	$259	$259	$0
JPM	Banca Monte Dei Paschi Di	5.000	Quarterly	06/20/2025	0.584	EUR	200	(4)	12	8	0
MYC	Petroleos Mexicanos	1.000	Quarterly	12/20/2028	4.114		$900	(175)	74	0	(101)

Total Swap Agreements								$(179)	$345	$267	$(101)

(n)

Securities with an aggregate market value of $282 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2024.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of September 30, 2024 in valuing the Fund's assets and liabilities:

Category and Subcategory				Level 1		Level 2		Level 3	Fair Value at 09/30/2024

Investments in Securities, at Value
Loan Participations and Assignments				$0			$110,915	$60,523		$171,438
Corporate Bonds & Notes
Banking & Finance				0			76,615	0		76,615
Industrials				0			174,958	23,445		198,403
Utilities				0			37,310	0		37,310
Convertible Bonds & Notes
Industrials				0			4,130	0		4,130
Municipal Bonds & Notes
District of Columbia				0			11,133	0		11,133
Michigan				0			1,837	0		1,837
Puerto Rico				0			1,505	0		1,505
Texas				0			8,321	0		8,321
West Virginia				0			6,516	0		6,516
U.S. Government Agencies				0			6,085	8,792		14,877
Non-Agency Mortgage-Backed Securities				0			92,245	0		92,245
Asset-Backed Securities				0			53,531	1,518		55,049
Sovereign Issues				0			39,909	0		39,909
Common Stocks
Communication Services				1,639			0	15,429		17,068
Consumer Discretionary				0			0	11,921		11,921
Financials				5,114			0	6,606		11,720
Health Care				0			0	32,566		32,566
Industrials				0			0	6,386		6,386
Preferred Securities
Banking & Finance				0			25,193	0		25,193
Real Estate Investment Trusts
Real Estate				4,265			0	0		4,265
Short-Term Instruments
U.S. Treasury Bills				0			290	0		290

				$11,018			$650,493	$167,186		$828,697
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes				$93,665			$0	$0		$93,665

Total Investments				$104,683			$650,493	$167,186		$922,362

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared				0			2,423	0		2,423
Over the counter				0			1,172	259		1,431

				$0			$3,595	$259		$3,854
Financial Derivative Instruments - Liabilities

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2024 (Unaudited)

Exchange-traded or centrally cleared				0			(2,892)	0	(2,892)
Over the counter				0			(843)	0	(843)

				$0			$(3,735)	$0	$(3,735)

Total Financial Derivative Instruments				$0			$(140)	$259	$119

Totals				$104,683			$650,353	$167,445	$922,481

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2024:
Category and Subcategory	Beginning Balance at 06/30/2024	Net Purchases (1)	Net Sales/Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2024	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2024 (2)

Investments in Securities, at Value
Loan Participations and Assignments	$40,144	$14,398	$(9,980)	$114	$13	$10,329	$5,505	$0	$60,523	$712
Corporate Bonds & Notes
Banking & Finance	8,423	0	(8,402)	0	30	(51)	0	0	0	(378)
Industrials	25,328	0	0	0	0	(1,883)	0	0	23,445	(1,883)
U.S. Government Agencies	7,989	0	(36)	9	12	818	0	0	8,792	816
Non-Agency Mortgage-Backed Securities	73	0	0	0	0	4	0	(77)	0	0
Asset-Backed Securities	1,738	0	0	0	0	(220)	0	0	1,518	(220)
Common Stocks
Communication Services(3)	11,810	0	0	0	0	3,619	0	0	15,429	3,619
Consumer Discretionary(4)	12,262	0	0	0	0	(341)	0	0	11,921	(341)
Energy	182	0	(196)	0	104	(90)	0	0	0	0
Financials	8,271	0	0	0	0	(1,665)	0	0	6,606	(1,665)
Health Care	29,894	0	0	0	0	2,672	0	0	32,566	2,672
Industrials	6,198	0	0	0	0	188	0	0	6,386	188
Preferred Securities
Industrials	0	0	0	0	(1,984)	1,984	0	0	0	0

	$152,312	$14,398	$(18,614)	$123	$(1,825)	$15,364	$5,505	$(77)	$167,186	$3,520
Financial Derivative Instruments– Assets
Over the counter	$255	$0	$0	$0	$0	$4	$0	$0	$259	$4

Totals	$152,567	$14,398	$(18,614)	$123	$(1,825)	$15,368	$5,505	$(77)	$167,445	$3,524

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
								(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 09/30/2024	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments		$19,276	Discounted Cash Flow			Discount Rate			9.530 - 99.999	21.550
		5,135	Expected Recovery			Recovery Rate			83.144	—
		6,851	Proxy Pricing			Base Price			100.000	—
		9,509	Recent Transaction			Purchase Price			100.000	—
		19,752	Third Party Vendor			Broker Quote			98.000 - 103.500	101.308
Corporate Bonds & Notes
Industrials		22,751	Comparable Companies/Discounted Cash Flow			Revenue Multiple/Discount Rate		X/ %	1.000/9.500	—
		694	Reference Instrument			Comparable Bond			99.999	—
U.S. Government Agencies		8,792	Discounted Cash Flow			Discount Rate			10.872	—
Asset-Backed Securities		1,518	Discounted Cash Flow			Discount Rate			12.000 - 99.999	29.943
Common Stocks
Communication Services		12,475	Comparable Companies			EBITDA Multiple		X	4.438	—
		2,723	Discounted Cash Flow			Discount Rate			12.950	—
		231	Reference Instrument			Stock Price w/Liquidity Discount			10.000	—
Consumer Discretionary		11,900	Comparable Companies/Discounted Cash Flow			Revenue Multiple/EBITDA Multiple/Discount Rate		X/X /%	0.610/6.830/10.000	—
		21	Discounted Cash Flow/Comparable Companies			Discount Rate/Revenue Multiple		%/ X	20.750/0.500	—
Financials		6,606	Comparable Companies			EBITDA Multiple		X	4.400	—
Health Care		32,566	Comparable Companies			EBITDA Multiple		X	15.500	—
Industrials		6,386	Indicative Market Quotation			Broker Quote			$0.880 - 24.656	23.172

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2024 (Unaudited)

FinancialDerivative Instruments– Assets
Over the counter	259	Indicative Market Quotation	Broker Quote	7.840	—

Total	$167,445

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2024 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)		Sector type updated from Industrials and Utilities to Communication Services since prior fiscal year end.
(4)		Sector type updated from Industrials and Utilities to Consumer Discretionary since prior fiscal year end.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, each Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that each Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Act”). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

Notes to Financial Statements (Cont.)

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of September 30, 2024, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENTS IN AFFILIATES

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated funds for the period ended September 30, 2024 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 06/30/2024	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$98,291	$82,813	$(87,500)	$21	$40	$93,665	$1,144	$0

† A zero balance may reflect actual amounts rounding to less than one thousand.

(1) The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BMO	BMO Capital Markets Corporation	DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC
BOA	Bank of America N.A.	FAR	Wells Fargo Bank National Association	RCY	Royal Bank of Canada
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank, London
BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale Paris
BYR	The Bank of Nova Scotia - Toronto	JML	JP Morgan Securities Plc	TDM	TD Securities (USA) LLC
CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	UAG	UBS AG Stamford
CDC	Natixis Securities Americas LLC	MBC	HSBC Bank Plc	UBS	UBS Securities LLC
DEU	Deutsche Bank Securities, Inc.	MYC	Morgan Stanley Capital Services LLC

Currency Abbreviations:
BRL	Brazilian Real	EUR	Euro	PEN	Peruvian New Sol
CAD	Canadian Dollar	GBP	British Pound	TRY	Turkish New Lira
DOP	Dominican Peso	HKD	Hong Kong Dollar	USD (or $)	United States Dollar

Index/Spread Abbreviations:
PRIME	Daily US Prime Rate	SONIO	Sterling Overnight Interbank Average Rate	TSFR3M	Term SOFR 3-Month
SOFR	Secured Overnight Financing Rate	TSFR1M	Term SOFR 1-Month

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
CDO	Collateralized Debt Obligation	OIS	Overnight Index Swap	TBD	To-Be-Determined
CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind	TBD%	Interest rate to be determined when loan settles or at the time of funding
DAC	Designated Activity Company